UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 18, 2014 (November 12, 2014)

Dean Foods Company

(Exact name of registrant as specified in charter)

Delaware	1-12755	75-2559681
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2711 North Haskell Ave., Suite 3400

Dallas, TX 75204

(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (214) 303-3400

Not Applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On November 12, 2014, our Board of Directors (our “Board”) amended the Dean Foods Company 2007 Stock Incentive Plan (the “2007 Plan”) to provide for a so-called “double-trigger” change-in-control vesting provision with respect to equity awards of the Company granted after December 31, 2014. Pursuant to this amendment, any awards granted under the 2007 Plan after December 31, 2014 will not become vested and payable upon the occurrence of a change in control (as defined in the Plan), so long as the awards continue in effect on terms that are no less favorable than were applicable immediately prior to change in control and provide that such awards will vest in full if the Company or its successor terminates the employee’s employment involuntarily (other than for cause) or constructively within 24 months after the change in control. Awards granted prior to 2015 will continue to vest and, subject to compliance with Section 409A of the Internal Revenue Code, become payable or exercisable upon a change in control, as provided in accordance with the terms of those awards as originally granted.

As amended, the 2007 Plan provides that, if any post-2014 awards will not continue in effect following the change in control on the terms referenced above, whether because the acquiring entity decides not to provide appropriate substitute awards or because the requisite conditions to preserve the existing terms of these awards are not met, the effected awards will vest in full, and generally become payable, upon the change in control.

Our Board determined to amend the 2007 Plan as described above in response to evolving market practices with respect to equity compensation and shareholder input provided at our most recent annual meeting of stockholders. A growing number of companies, including several of our peer companies now provide that, rather than becoming vested and payable upon a change in control, management equity awards will continue in effect so long as the awards are continued on fair and appropriate terms.

The description of the 2007 Plan, as amended, is qualified in its entirety by reference to the full text of the Amendment to the 2007 Plan, which is attached hereto as Exhibit 10.1 and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amendment to the Dean Foods Company 2007 Stock Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 18, 2014	DEAN FOODS COMPANY

	By:	/s/ Kristy N. Waterman
Kristy N. Waterman
Vice President, Chief Counsel-Corporate

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Dean Foods Company 2007 Stock Incentive Plan